Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of The Reserve Petroleum Company (the “Company”) on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Mason McLain and James L. Tyler, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the quarter ended September 30, 2006.

November 13, 2006	/s/ Mason McLain
Mason McLain
Principal Executive Officer

/s/ James L. Tyler
James L. Tyler
Principal Financial Officer